                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 14, 1996


                           ALLIANT TECHSYSTEMS INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                     1-10582           41-16726904
(State or other jurisdiction of    (Commission    (I.R.S. Employer
  incorporation or organization)    File Number    Identification No.)

          600 SECOND STREET N.E.
            HOPKINS, MINNESOTA                       55343-8384
 (Address of principal executive office)             (Zip Code)


      Registrant's telephone number, including area code: (612) 931-6000


                                NOT APPLICABLE
(Former name, former address and former fiscal year if changed from last report)
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Item 5.  Other Events.

     On November 14, 1996, the registrant entered into an Amended and Restated Credit Agreement, a copy of which (including the related forms of Note, Assignment and Assumption Agreement, and Amended and Restated Subsidiary Guaranty Agreement) is attached hereto as Exhibit 4.


Item 7.  Financial Statements and Exhibits.

         (a) None.
         (b) None.
         (c) Exhibits.

             Exhibit No.                Description of Exhibit
             -----------                ----------------------

                  4 Amended and Restated Credit Agreement dated as of March 15, 1995 and amended and restated as of November 14, 1996 among the registrant, the Lenders referred to therein, Morgan Guaranty Trust Company of New York, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent (including forms of Note, Assignment and Assumption Agreement, and Amended and Restated Subsidiary Guaranty Agreement)


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ALLIANT TECHSYSTEMS INC.


Date: December 26, 1996
                            By:  /s/ Charles H. Gauck
                          Name:  Charles H. Gauck
                         Title:  Secretary
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                           ALLIANT TECHSYSTEMS INC.

                                   FORM 8-K

                                 EXHIBIT INDEX

The following exhibits are filed herewith electronically or incorporated herein by reference. The applicable Securities and Exchange Commission File Number is 1-10582.

Exhibit
Number               Description of Exhibit             Method of Filing
-------              ----------------------             ----------------
  4                  Amended and Restated         Filed herewith electronically
                     Credit Agreement dated
                     as of March 15, 1995 and
                     amended and restated as
                     of November 14, 1996
                     among the registrant,
                     the Lenders referred to
                     therein, Morgan Guaranty
                     Trust Company of New
                     York, as Documentation
                     Agent, and The Chase
                     Manhattan Bank, as
                     Administrative Agent
                     (including forms of
                     Note, Assignment and
                     Assumption Agreement,
                     and Amended and Restated
                     Subsidiary Guaranty
                     Agreement)